Cover	Oct. 26, 2026
Cover [Abstract]
Amendment Flag	true
Entity Central Index Key	0002119506
Document Period End Date	Oct. 26, 2026
Amendment Description	1
Document Type	S-6
Entity Registrant Name	Guggenheim Defined Portfolios, Series 2635
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Under normal circumstances, the trust will invest at least 80% of the value of its assets in stocks classified as being in the information technology sector by the Global Industry Classification Standard (“GICS”). The sponsor selects stocks for the trust that it believes have the potential to achieve the trust’s investment objective. The U.S.-listed common stocks held by the trust may include the common stocks of U.S. and non-U.S. companies. The trust may invest in companies of all market capitalizations. As a result of this strategy, the trust is concentrated in the information technology sector.